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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 5, 1998, in the Form S-1 Registration Statement and related Prospectus of Thermadyne Holdings Corporation, to be filed with the Securities and Exchange Commission on or about June 22, 1998.

                                            /s/  ERNST & YOUNG LLP

Orange County, California
June 22, 1998